UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 3, 2017

Aqua America, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-06659	23-1702594
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

762 West Lancaster Avenue, Bryn Mawr, Pennsylvania		19010-3489
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 610-527-8000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule l2b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The 2017 Annual Meeting of Shareholders of Aqua America, Inc. (the “Company”) was held on May 3, 2017 at the Drexelbrook Banquet Facility & Corporate Events Center, 4700 Drexelbrook Drive, Drexel Hill, Pennsylvania 19026, pursuant to the Notice sent, on or about March 24, 2017, to all shareholders of record at the close of business on March 7, 2017. At the annual meeting:

1. The following nominees were elected as directors of Aqua America, Inc. to serve for one-year terms and until their successors are elected and qualified. The votes received are set forth adjacent to the names below:

Name of Nominee	For	Withheld
Carolyn J. Burke	105,974,543	1,307,634
Nicholas DeBenedictis	104,184,353	3,097,824
Christopher H. Franklin	106,334,482	947,695
Richard H. Glanton	104,256,472	3,025,705
Lon R. Greenberg	105,319,285	1,962,892
William P. Hankowsky	98,714,700	8,567,477
Wendell F. Holland	105,920,862	1,361,315
Ellen T. Ruff	105,370,938	1,911,239

There were 41,444,495 broker non-votes recorded for each nominee.

2. The appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2017, was ratified by the following vote of shareholders:

For	Against	Abstain
146,692,316	1,435,709	598,647

There were no broker non-votes for the ratification of the independent registered public accounting firm.

3. The advisory vote to approve the compensation paid to the Company’s named executive officers for 2016 as disclosed in the Company’s Proxy Statement for the 2017 Annual Meeting of Shareholders was approved by the following vote of shareholders:

For	Against	Abstain	Broker Non-Votes
100,008,727	5,521,748	1,751,702	41,444,495

4. The advisory vote on whether the frequency of the advisory vote on the compensation paid to the Company’s named executive officers should be every 1, 2, or 3 years was a follows:

1 Year	2 Years	3 Years	Abstain
87,935,448	1,396,468	17,061,697	888,564

Following the Annual Meeting, the Board considered the advisory vote of the shareholders as to the frequency of future say-on-pay votes and approved and adopted annual frequency for future say-on-pay votes, beginning with the annual meeting of shareholders to be held in 2018.

Item 8.01 Other Events.

Following the Annual Meeting, the Board of Directors appointed Richard H. Glanton to the Audit Committee of the Board.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 5, 2017	Aqua America, Inc.

	By:	/s/ Christopher P. Luning
	Name:	Christopher P. Luning
	Title:	Senior Vice President, General
Counsel and Secretary

3